UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2005

UNITED TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Financial Plaza

Hartford, Connecticut 06103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code

(860) 728-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.—Entry into a Material Definitive Agreement

At the 2005 Annual Meeting of Shareowners of United Technologies Corporation (“UTC”) held on April 13, 2005, UTC’s shareowners approved the United Technologies Corporation 2005 Long Term Incentive Plan (the “2005 LTIP”), previously filed on April 18, 2005 on Form 8-K. The 2005 LTIP provides that the terms and conditions of awards granted by UTC to its directors, executive officers and employees under the 2005 LTIP will be set forth in written award agreements. No awards under the 2005 LTIP have been made to directors or executive officers to date. Schedules of Terms and model Award Agreements for restricted stock and non-qualified stock option grants under the 2005 LTIP are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and are hereby incorporated by reference.

Item 8.01.—Other Events

On September 14, 2005, UTC’s Board of Directors approved a change in UTC’s Corporate Governance Guidelines to add the following new paragraph concerning voting in elections of directors:

“Voting for Directors. Any director that receives a majority of outstanding shares designated “withheld” in an uncontested election shall tender his or her resignation for consideration by the Committee on Nominations and Governance . The Committee shall evaluate the best interests of the Corporation and its shareholders and shall recommend to the Board the action to be taken. The Committee may take into account the exercise of cumulative voting in making its recommendation. The Board shall act promptly with respect to such tendered resignation.”

The complete text of UTC’s Corporate Governance Guidelines is available in the Governance section of UTC’s website: www.utc.com.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Exhibit Description
10.1	Schedule of Terms for restricted stock awards granted under the United Technologies Corporation 2005 Long Term Incentive Plan

10.2	Award Agreement for restricted stock awards granted under the United Technologies Corporation 2005 Long Term Incentive Plan

10.3	Schedule of Terms for non-qualified stock option awards granted under the United Technologies Corporation 2005 Long Term Incentive Plan

10.4	Award Agreement for non-qualified stock option awards granted under the United Technologies Corporation 2005 Long Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION (Registrant)

Date: September 20, 2005	By:	/s/ Debra A. Valentine
Debra A. Valentine Vice President, Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Schedule of Terms for restricted stock awards granted under the United Technologies Corporation 2005 Long Term Incentive Plan

10.2	Award Agreement for restricted stock awards granted under the United Technologies Corporation 2005 Long Term Incentive Plan

10.3	Schedule of Terms for non-qualified stock option awards granted under the United Technologies Corporation 2005 Long Term Incentive Plan

10.4	Award Agreement for non-qualified stock option awards granted under the United Technologies Corporation 2005 Long Term Incentive Plan